UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2015

Nissan Auto Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Nissan Auto Receivables 2015-C Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Delaware	333-183569-08	38-7147962
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On October 14, 2015 (the “Closing Date”), Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail motor-vehicle installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On the Closing Date, Nissan Auto Receivables 2015-C Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of September 24, 2015, as amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank National Association, as certificate registrar and paying agent, entered into that certain Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also on the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 (collectively, the “Notes”). Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,180,810,000 were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Lloyds Securities Inc., Credit Agricole Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc. (together, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of October 6, 2015, by and among NARC II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-183569).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 4.2 is the Amended and Restated Trust Agreement, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement and as Exhibit 10.3 is the Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of October 14, 2015, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of October 14, 2015, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank National Association, as certificate registrar and paying agent.

Exhibit 10.1	Purchase Agreement, dated as of October 14, 2015, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of October 14, 2015, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, dated as of October 14, 2015, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Benjamin N. Miller
	Name:	Benjamin N. Miller
	Title:	Treasurer

Date: October 15, 2015

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of October 14, 2015, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of October 14, 2015, by and between NARC II, as depositor, Wilmington Trust, National Association as owner trustee, and U.S. Bank National Association, as certificate registrar and paying agent.

Exhibit 10.1	Purchase Agreement, dated as of October 14, 2015, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of October 14, 2015, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, dated as of October 14, 2015, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.